UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 22, 2006

Lodgian, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14537	52-2093696
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia		30326
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	404-364-9400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 22, 2006, the board of directors of Lodgian, Inc. (the "Company") elected Alex R. Lieblong, 55, as a member of its board of directors. Mr. Lieblong began his investment career in 1977. Mr. Lieblong founded Key Colony Fund, L.P., a hedge fund, in 1998 and is also a Principal of Lieblong & Associates, Inc., a financial advisory firm and broker/dealer, which he formed in 1997. Prior to starting Lieblong & Associates, Mr. Lieblong was a Vice President and Branch Manager of the Little Rock, Arkansas office of Paine Webber for over nine years. Prior to Paine Webber, Mr. Lieblong worked in investment advisory roles for Merrill Lynch and E.F. Hutton for five years. Mr. Lieblong is on the Board of Directors of Deltic Timber (NYSE-DEL), Home Bancshares, a private bank with operations in Arkansas and Florida, and Ballard Petroleum, a private company in the energy industry. Key Colony Fund, L.P. presently holds more than 10% of the Company’s outstanding shares. Mr. Lieblong owns and controls the sole general partner and manager of Key Colony Fund, L.P.

There is no arrangement or understanding between Mr. Lieblong and the Company or any other person, pursuant to which Mr. Lieblong was elected as a director. At this time, Mr. Lieblong has not been appointed to serve on any committees of the Company’s board of directors.

Mr. Lieblong has not been a party to any transaction since the beginning of Lodgian’s last fiscal year, and is not a party to any currently proposed transaction, with Lodgian or any of our subsidiaries, in which the amount involved exceeded or exceeds $60,000 and in which any of the following persons had, or will have, a direct or indirect material interest:

(1) Any director or executive officer of Lodgian;
(2) Any nominee for election as a director;
(3) Any security holder who is known to Lodgian to own of record or beneficially more than five percent of any class of Lodgian’s voting securities; or
(4) Any member of the immediate family of any of the foregoing persons.

A copy of the press release announcing Mr. Lieblong’s appointment is attached as Exhibit 99.1.

The information in this report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Report on Form 8-K, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933 regardless of any incorporation language in such filings.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lodgian, Inc.

February 27, 2006	By:	Daniel E. Ellis

Name: Daniel E. Ellis
Title: Senior Vice President, General Counsel & Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release of Lodgian, Inc. dated February 24, 2006